                                                                    Exhibit 23.3


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We consent to the incorporation by reference in this registration statement on Form S-3 of our report dated January 15, 1996, on our audits of the financial statements of Certain of the Initial Hotels, which report is included on Form 10-K for the year ended December 31, 1995 of Patriot American Hospitality, Inc. (File No. 0-26528).



COOPERS & LYBRAND L.L.P.



Fort Lauderdale, Florida
September 27, 1996